--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

--------------------------------------------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 1, 2004


                         SYNOVIS LIFE TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

                        State of Incorporation: Minnesota
                          Commission File No.: 0-13907
                 I.R.S. Employer Identification No.: 41-1526554

                     Address of principal executive offices:
                             2575 University Ave. W.
                            St. Paul, Minnesota 55114

                        Telephone Number: (651) 796-7300

               ---------------------------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

In view of the additional time directors are spending performing their duties, the Compensation Committee of the Board of Directors of Synovis Life Technologies, Inc. (Synovis) reviewed the compensation paid to non-employee directors and recommended certain increases in directors' fees for the company's 2005 fiscal year. The changes were approved at a meeting on November 18, 2004, effective retroactive to the beginning of the 2005 fiscal year, which commenced on November 1, 2004.

During fiscal 2005, non-employee directors will receive $1,000 for each Board meeting attended, members of the company's Audit Committee and Compensation Committee will receive compensation of $750 for each Audit and/or Compensation Committee meeting attended, and the chair of the Board and the chairs of the Audit Committee and Compensation Committee will receive annual stipends of $4,000 and $2,000 each, respectively.

Prior to the increase, non-employee directors received $750 for each Board meeting attended, Audit Committee and Compensation Committee members received $500 for each Audit and/or Compensation Committee meeting attended, and the chair of the Board and the chairs of the Audit Committee and the Compensation Committee received annual stipends of $3,000 and $1,000 each, respectively.

All other director cash compensation remains unchanged from 2004 levels. Non-employee directors will continue to receive compensation of $1,000 per month for being a member of the Board and will be reimbursed for out of pocket expenses in connection with attending a Board meeting. As in 2004, no additional compensation will be paid for service on the Nominating and Governance Committee.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective December 1, 2004, Synovis' Board of Directors elected two new independent directors: Mark F. Palma and Sven A. Wehrwein. Synovis now has seven directors, six of whom are independent. One of the board slots replaces Anton R. Potami, who died in June of this year. The second position represents an expansion of the Board.

There is no arrangement or other understanding between Mr. Palma or Mr. Wehrwein and any other person pursuant to which they were elected, and there are no related party transactions reportable under Item 404(a) for either Mr. Palma or Mr. Wehrwein. Mr. Palma and Mr. Wehrwein have not been appointed to any Board committees, nor is there any current expectation regarding committee appointments for either of them as of the date of this report.

The press release announcing Mr. Palma and Mr. Wehrwein's election to the Board of Directors is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

             (99.1) Synovis Life Technologies, Inc. Press Release dated December 1, 2004.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 SYNOVIS LIFE TECHNOLOGIES, INC.


Dated: December 7, 2004          By:   /s/ Connie L. Magnuson
                                     ------------------------------------------
                                       Connie L. Magnuson
                                       Vice-President of Finance, Chief
                                       Financial Officer and Corporate
                                       Secretary

                                  EXHIBIT INDEX


EXHIBIT NO.                         DESCRIPTION                                      METHOD OF FILING
------------- --------------------------------------------------------- --------------------------------------------

   (99.1)     Synovis Life Technologies, Inc. Press Release dated       Filed herewith electronically.
              December 1, 2004